UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8‑K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  May 15, 2017

CHEMED CORPORATION
(Exact name of registrant as specified in its charter)

Delaware                                       1‑8351                          31‑0791746
(State or other              (Commission File Number)       (I.R.S. Employer
jurisdiction of                                                                       Identification
incorporation)                                                                               Number)

2600 First Financial Center, 255 East 5th Street, Cincinnati, OH 45202
(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code: (513) 762‑6690

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[_]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240-14a-12)

[_]	Pre-commencement communications pursuant to Rule 14d-2(b) under Exchange Act (17 CFR 240-14d-2(b))

[_]	Pre-commencement communications pursuant to Rule 13e-4 (c) under Exchange Act (17 CFR 240-13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).    Emerging growth company [_]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [_]

Item 5.07          Submission of Matters to a Vote of Security Holders

(a)	On May 15, 2017, Chemed Corporation held its annual meeting of shareholders.

(b)	Shareholders voted on the matters set forth below:

Item 1.  Election of Directors.  The following directors, who constitute the entire Board of Directors, were elected at the meeting by the votes indicated:
Nominee	For	Against	Abstain

Kevin J. McNamara	14,065,686	84,005	10,066
Joel F. Gemunder	13,302,912	844,882	11,963
Patrick P. Grace	13,362,343	784,859	12,555
Thomas C. Hutton	13,797,374	352,030	10,353
Walter L. Krebs	14,002,256	146,581	10,920
Andrea R. Lindell	14,077,050	71,792	10,915
Thomas P. Rice	14,084,108	64,143	11,506
Donald E. Saunders	13,615,980	532,664	11,113
George J. Walsh III	13,423,077	727,515	9,165
Frank E. Wood	13,954,199	193,641	11,917

Item 2.  Ratification of Auditors.  The proposal to ratify the appointment of PricewaterhouseCoopers LLP by the Audit Committee of the Board of Directors as the Company’s independent auditor for the year ending December 31, 2017, was approved with the following votes:

	Voted	Percent of Voted

For	14,726,912	98.47%
Against	220,112	1.47%
Abstain	8,751	0.06%

Item 3.  Advisory Vote on Executive Compensation.  The proposal to approve, on a non-binding basis, the Company’s executive compensation program, was approved with the following votes:
	Voted	Percent of Voted

For	13,709,943	96.82%
Against	394,704	2.79%
Abstain	55,110	0.39%
Broker non-votes	796,018	-

Item 4.  Frequency of Advisory Votes on Executive Compensation.  The proposal to approve, on a non-binding basis, the frequency of shareholder advisory votes on executive compensation, resulted in the following votes:

For:
1 YR	12,252,374
2 YR	28,462
3 YR	1,812,663
Abstain	66,258
Broker non-votes	796,018

Item 5.  Shareholder Proposal.  The proposal to amend the Company’s Bylaws to allow holders of 10% of Chemed Corporation capital stock to call Special Meetings of shareholders, was disapproved with the following votes:

	Voted	Percent of Voted

For	5,579,965	39.41%
Against	8,556,620	60.43%
Abstain	23,172	0.16%
Broker non-votes	796,018	-

(c)
Following the vote on frequency of shareholder advisory votes on executive compensation, the Board of Directors decided to include a shareholder vote on executive compensation in the Company’s proxy materials each year until the next vote on frequency of shareholder advisory votes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHEMED CORPORATION

Dated: May 17, 2017	By:	/s/ Michael D. Witzeman
Michael D. Witzeman Vice President and Controller